Exhibit 99.B

HI Kenneth A. Camp President & Chief Executive Officer Cynthia L. Lucchese Senior Vice President & Chief Financial Officer Mark R. Lanning Vice President of Investor Relations & Treasurer

Certain statements in this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company's future plans, objectives, beliefs, expectations, representations and projections. The Company has tried, wherever possible, to identify these forward-looking statements using words such as "intend," "anticipate," "believe," "plan," "encourage," "expect," "may," "goal," "become," "pursue," "estimate," "strategy," "will," "projection," "forecast," "continue," "accelerate," "promise," "increase," "higher," "lower," "reduce," "improve," "expand," "progress," "potential" or the negative of those terms or other variations of them or by comparable terminology. The absence of such terms, however, does not mean that the statement is not forward-looking. It is important to note that forward-looking statements are not guarantees of future performance, and the Company's actual results could differ materially from those set forth in any forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include but are not limited to: antitrust litigation, the Company's dependence on its relationships with several large national providers, continued fluctuations in mortality rates and increased cremations, whether the Company's new products are successful in the marketplace, ongoing involvement in claims, lawsuits and governmental proceedings related to operations, failure of the Company's announced strategic initiatives to achieve expected growth, efficiencies or cost reductions, disruptions in the Company's business or other adverse consequences resulting from the planned separation of Hillenbrand Industries into two operating companies, failure of the Company to execute its acquisition and business alliance strategy through the consummation and successful integration of acquisitions or entry into joint ventures or other business alliances, competition from nontraditional sources in the funeral services business, volatility of the Company's investment portfolio, increased costs or unavailability of raw materials, labor disruptions, the ability to retain executive officers and other key personnel, and certain tax-related matters. For a more in depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading "Risk Factors" in the Company's registration statement on Form 10 initially filed with the U.S. Securities and Exchange Commission in November 2007 and as amended through the date of this presentation. The Company assumes no obligation to update or revise any forward-looking statements. Forward-looking statements

Our message Clear industry leader with unrivaled brand and 100-year heritage of innovation Unmatched distribution and manufacturing expertise provides a significant competitive advantage Enduring and strong customer relationships and strategic partnering, such as merchandising, make Batesville more than a product supplier Future industry growth due to the "graying of America" Demonstrated ability to achieve results through the death trough Margin improvement resulting from relentless focus on operational excellence Price realization offsetting declining funeral volumes Strong balance sheet, steady profitable growth and consistent cash flow available for reinvestment in strategic opportunities and capital return to shareholders Attractive investment proposition: recession-resistant industry, discounted relative to death care peers, and above-average dividend payout ratio

Past Future Business focus Part of a conglomerate focused on supporting parent company priorities Generate meaningful, stable cash flow Management and employees focused on and rewarded by building premium stand-alone company Continue to generate meaningful, stable cash flow Capital deployment Much of excess cash flow invested in health care business Excess cash flows invested in support of Hillenbrand, Inc., and shareholder value creation Investor clarity Low visibility to investment community resulting in discounted valuation relative to peers and investment fundamentals Highlight unique investment opportunity Easier-to-understand story Potential for broadened research coverage Benefits of separation to Hillenbrand, Inc.

Industry background 4

Pre-need At-need Post-need Financial instruments Funeral planning Estate planning Legacy planning Caskets Urns Remembrances Vaults Body handling (including cremation) Logistics planning Event hosting Transportation Financing Permanent memorialization (e.g. markers, monuments) Grief counseling Financial counseling = space pursued by Batesville today Funeral products ($2.4 billion industry) Batesville participates in one of the highest margin segments of the death care industry Products Services Caskets $1.3 Grave markers $0.6 Vaults $0.4 Cremation $0.1 Source: Company estimates and public filings

$11 billion funeral service industry is highly fragmented 22,000 funeral homes (U.S. and Canada), 16,000 Batesville customers Average funeral home performs ~125 calls per year Typical funeral home carries little or no product inventory Funeral homes and families dependent on casket suppliers for fast, reliable delivery Funeral home economics dependent on product sales Profit from casket mark-up 2.5 to 3.0x Batesville merchandising helps funeral homes achieve their financial objectives Caskets are core to funeral service industry dynamics Regional consolidators $0.3 Independent $8.9 National $1.8 Source: Company estimates and public filings

The current death trough most likely caused by birth trough 75 years ago Live births (millions) Driver of death trough The "graying of America" is a phenomenon that will significantly impact funeral services Dr. Vanderlyn Pine projects death trends to mirror birth rates, which will yield a "death spike" in coming years Cremations have increased slowly and steadily at an annual rate of 1.1% Increases in cremations have offset increases in deaths in recent years We have the ability to respond to increases in demand without adding any brick and mortar Future increase in deaths Cremations currently account for 34% of deaths Actual cremations Projected cremations U.S. Cremations (000s)

Batesville Casket business overview 8

We are the industry leader in caskets and cremation products Caskets (Total revenues: $1.3 billion) Cremation products (Total revenues: $100+ million) Aurora Other (200+) Matthews Batesville Aurora Other (100+) Importers Matthews Batesville Source: Company estimates and public filings

Revenue by type Regional consolidators 2% International 2% NorthStar 1% National 18% Independent 77% Revenue by customer Our breadth of customers and products provides stability and maximizes opportunities 2007 revenue = $667 million Premium metal 15% Non-gasketed & cloth 7% Cremation 6% Wood 31% Standard metal 41%

Over the years, Batesville has developed and perfected enduring competencies Points of differentiation to be leveraged Culture of execution CI / lean manufacturing Low cost Flexible Innovative Safety conscious Logistics/ distribution Strong cash flow Capabilities nationally recognized beyond the death care industry Low cost Dependable Fast Safety conscious Favorably benchmarked against FedEx, UPS 2007 cash flow from operations of $127 million, $112 million free cash flow (after CapEx) Dependable, recession-proof industry Strong track record of increasing revenue Branding Superior reputation Quality Innovation Service Industry leader and brand of choice for funeral directors' own families Successful price realization Highly effective merchandising History of successful acquisition integration Average gross revenue per unit FY '03 FY '04 FY '05 FY '06 FY '07

The power of the Batesville brand Superior products Quality Personalization Exceptional service "Right-casket, right-time" White glove delivery Leader in innovation Product design and features Merchandising for higher-value transactions Highly valued business partner Innovative services to improve and enhance the business of our customers Customer education and training Low/no customer inventory requirements (rely on us) Iconic brand with 100+ years of history Industry leader: revenue, volume, margin share Superior mix of products sold Brand of choice for funeral directors' families The promise: Unparalleled commitment to the industry The result: The world's largest casket manufacturer "Every family deserves a Batesville"

Our caskets are designed to appeal to both funeral directors and families

Batesville has the widest selection of caskets in the industry Batesville's metal and wood product lines span the entire value range with progressive designs and material types Bronze Copper Stainless Steel V A L U E R A N G E

Industry innovations (since 1940) We have been the industry trendsetter for more than 100 years ... and continue to lead in creativity and innovation 2000 1990 1980 1970 1960 1950 1940 1900 2006 ASYST(tm) Merchandising System 2005 Memory Shelf(r) feature; Funeral director website; Meaningful Memories(r) kiosk 2004 Veneer casket line; Dimensions(r) oversize line 2003 Marsellus(r) brand; Charpente(r) interior system; Meaningful Memories(r) Funeral Planner 1999 Promethean full polished bronze 1998 Memory Frame(r) panel inserts 1997 Meaningful Memories(r) display system 1996 Memory Safe(r) Drawer ; Casket engraving 1995 LifeSymbols(r) Casket Corners 1993 Options(r) cremation system 1991 Failsafe(r) liner 1989 PMP merchandising system 1985 Stainless steel casket line 1982 Insertable embroidered cap panels 1978 Product liability insurance 1977 Batesville Management Services 1976 Living Memorial(r) program 1975 Formal selection room merchandising 1974 Snap lock cap brace 1969 Auto shirred interiors 1968 First standard line of caskets 1964 Swing bar hardware 1963 Insured warranty 1962 Vacuum hardware plating 1958 Cathodic protection 1957 First metal braces; Lift and tilt bed 1954 Memorial Record(tm) Tube 1946 One-piece form top design 1940 First gasketed metal casket - The Monoseal(tm)

Relentless focus on continuous improvement drives cost reductions year after year World-class manufacturing modeled on Toyota lean manufacturing system Seven manufacturing facilities in the U.S. and Mexico High-velocity mixed model, pull production, one-piece flow system resulting in lower levels of finished goods inventory Continuous improvement a way of life. Motto: "Creativity before capital" Experienced and empowered workforce Award winning manufacturing operations - IndustryWeek & AME Operations conversion cost per unit Gross dollars deflated by producer price index-finished goods Over the last 5 years our real labor costs have declined 6.1% annually Source: U.S. Department of Labor, Bureau of Labor Statistics

Oklahoma City "Right-casket, right-time" delivery 99.3% on-time delivery Daily delivery to 65+% of our customers 650 specially equipped vehicles Our high-velocity distribution system delivers unmatched service to our customers Manchester Knoxville Hendersonville Louisville Eddyville Nashville Charleston Moncton Bismarck Seattle Spokane Portland Omaha Minneapolis Denver Kansas City Abilene San Antonio Houston Des Moines Green Bay Milwaukee Carlock St. Louis Grand Rapids Detroit Norwalk Warsaw Indianapolis Cincinnati Columbus Memphis Birmingham Atlanta Charlotte Goldsboro Ft. Lauderdale Orlando Jacksonville Hammond Shreveport Little Rock Woonsocket Maine Hartford Albany Syracuse Rochester Buffalo Pittsburgh Baltimore Petersburg Roanoke Long Island New York Moonachie Wall Township Montreal Toronto Winnipeg Saskatoon Edmonton Calgary Vancouver Miami Tulsa Salt Lake Albuquerque Phoenix San Diego Fresno Hayward Sacramento Los Angeles Fullerton Las Vegas Chicago Dallas Lansdale Allentown Lakeland Rapid deployment centers 6 rapid deployment centers 88 customer service centers

We are much more than a product supplier to our customer partners Customer visit and educational programs Customized display systems Merchandising and business practice consulting Technology solutions: Web design & hosting / kiosks

Merchandising enables us to optimize the value of every funeral Customer merchandising increases our revenue per unit 9% 20% 4% 0% 10% 20% 30% Templates only Templates plus ASYST Templates plus ASYST plus Info Center Customer revenue growth from effective merchandising date Triple win Consumers: increased satisfaction Customers: increased revenue & profit Batesville: increased revenue & profit Current penetration 15% 7% 1% Revenue grows as customers implement more elements

We have achieved an increasing revenue growth rate despite the death trough Death CAGR: 0.3% Revenue CAGR: 2.3% $ in mil # of U.S. deaths in mil .... and we are uniquely positioned to meet increases in market demand Midpoint

Successful acquisition history in an industry with potential for continued consolidation 6 selective acquisitions over the past 15 years (casket distributors) Generally less than $10m in size Ability to integrate with minimal fixed cost investment results in attractive returns Attractive IRRs (in excess of 20%) for each acquisition Disciplined integration process key to success Focus on customer retention Improve mix of products sold Deliver efficiencies by leveraging current infrastructure Lakeshore Casket Company case study Date acquired January 2007 Year 1 incremental gross revenues $6m Purchase price $5m Increase in average wholesale price per unit 15% IRR >30%

Strategy and management team 22

Our strategic actions are designed to build upon existing strengths and create new ones Defend the core and grow organically Selective tuck-in acquisitions in the casket industry Drive shareholder value New business development in adjacent death care segments Leverage core competencies

The future: Drive revenue and earnings growth Top-line growth Demonstrated ability to achieve results through the death trough Poised to capitalize on "graying of America" Raise the value of every casket sale through merchandising programs Leverage strong customer relationships and premium brand through focused sales coverage Continue tradition of selective acquisitions of casket distributors Margin improvement Relentless focus on operational excellence, lean manufacturing, and CI A stand-alone imperative to grow Build on premium brand and reputation Capitalize on strong manufacturing and distribution capabilities Accelerate investments in growth initiatives

Strong leadership team with deep industry and public company experience

Name	Years of experience	Previous experience
Ken Camp *President & CEO, HI*	27 years experience with Batesville Casket and Hillenbrand Industries	President & Chief Executive Officer, Batesville Casket, & Senior Vice President, Hillenbrand Industries Vice President, Administration, Hillenbrand Industries Vice President & General Manager, Operations, Batesville Casket Vice President, Sales & Service, Batesville Casket Vice President, Marketing, Batesville Casket Vice President, Strategic Planning, Batesville Casket
Cindy Lucchese *Sr. VP & CFO, HI*	20+ years public company, executive and financial management experience	Senior Vice President & Chief Financial Officer, Thoratec Corporation Vice President & Treasurer; Vice President & Chief Accounting Officer; Vice President, Finance, Sales Division, Guidant Corporation Various financial management roles, Eli Lilly and Company
John Zerkle *Sr. VP, Gen. Counsel & Secretary, HI*	4 years Batesville Casket experience; 20+ years private law practice	Vice President & General Counsel, Batesville Casket Vice President & General Counsel, Forethought Financial Services Senior Partner, Leagre Chandler & Millard, LLP
Mike DiBease *Vice President, Marketing, Batesville Casket Company*	30 years experience with Batesville Casket Company	Vice President, Sales, Batesville Casket Vice President, Strategic Accounts, Batesville Casket Divisional Vice President, Sales, Batesville Casket
Mark English *Vice President, Global Sales, Batesville Casket Company*	19 years experience with Batesville Casket and Hillenbrand Industries	Vice President, Sales, East Division, Batesville Casket Vice President, Strategy & Planning, Batesville Casket Executive Director, Field Service Operations, Hill-Rom Executive Director, Continuous Improvement, Field Services, Hill-Rom
Doug Kunkel *Vice President, Global Supply Chain, Batesville Casket Company*	15 years experience with Batesville Casket and Hillenbrand Industries; 6 years public accounting	Vice President, Operations, Batesville Casket Vice President, Chief Financial Officer, Batesville Casket Vice President & Controller, Hill-Rom Director of International & Financial Planning, Hill-Rom

HILLENBRAND, INC.
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© 2008 Hillenbrand, Inc. All rights reserved.

Legal and financial review 26

Anti-trust litigation update Batesville Casket Company (BCC) sales policy: BCC has had a long-standing policy of selling caskets only to licensed funeral directors who operate licensed funeral homes. Plaintiffs allege: that BCC's maintenance and enforcement of, and alleged modifications to, that policy were the product of a conspiracy among BCC and its funeral home customers to exclude "independent casket discounters" ("ICDs"*) from an alleged national market for the sale of caskets to consumers. Two cases by ICDs and consumers against: BCC and Hillenbrand Industries/Hill-Rom Holdings, together with three of BCC's large national funeral home customers Plaintiffs seek: certifications of two classes (i.e., consumers in the U.S. who purchased BCC caskets from defendant funeral homes, and U.S. ICDs), trebled monetary damages, attorneys' fees and costs, and change of BCC's sales practices. Procedurally/Substantively: Fact discovery completed Class certification hearings held in early December 2006 - still awaiting a ruling Docket call (i.e., meeting to set trial schedule) is set for May 2008; parties will likely appeal class certification ruling - could impact trial date We believe we have committed no wrongdoing as alleged We believe we have meritorious defenses to class certification and to the plaintiffs' underlying allegations and damage theories and will continue to assert those defenses vigorously We have not established a loss reserve * ICDs are casket retailers who are not licensed funeral homes and do not offer funeral services.

Judgment sharing agreement (JSA) While we believe we have committed no wrongdoing as alleged, we concluded that it would be prudent to establish a JSA between Hillenbrand Industries/Hill-Rom Holdings (HRC) and us to predictably allocate any potential litigation exposure and maintain status quo. Expenses: Hillenbrand, Inc./Batesville Casket Company (HI) will pay all costs and expenses of the antitrust litigation and related cases. Damages: JSA addresses how we each fund an adverse judgment, a settlement that results in a final dismissal of HRC and us, or a bond to stay an adverse judgment pending appeal. Maximum Funds: Each party is required to use its best efforts to raise maximum funding, with the maximization of proceeds taking precedence over the terms, credit ratings and costs, from (i) all funds on hand, except normal operating cash, (ii) additional debt as may be issued and drawn down under all credit facilities, and (iii) issuance of additional equity. Order of payments: HI pays first because the subject of the litigation is Batesville Casket Company's channel policy. We are required to provide the Maximum Funds available to us, minus a negotiated deductible. HRC is then required to provide the Maximum Funds available to them. If required, HI will provide the deductible. Termination: If either party is dismissed as a defendant (except as a result of a unilateral settlement) or found not liable for any damages, its funding and contribution obligations terminate. Unilateral Settlement: Either party may enter into a settlement without the consent of the other, but its obligations under the JSA continue unless the settlement includes and is agreed to by both companies

History of stable revenue and gross margin ... Revenue Gross margin * % of revenue * Includes distribution costs Range Range

.... translating into strong operating results Operating expenses Operating profit (% of revenue) Diluted earnings per share Free cash flow* * Note: Historical '04 - '07 amounts are combined results from Batesville Holdings. Please see Form 10 as amended for further details. Midpoint Midpoint Midpoint Midpoint * Cash from operations less capital expenditures $44 mil pension funding

High dividend relative to peers Initial annual dividend payment will be $0.73 per share and approximate a payout ratio of 40% of annualized 2008 net income Intent to grow dividend more slowly than earnings growth to bring dividend payout levels in line with peers Maintain investment-grade rating Initial rating expected to be investment-grade: BBB/Baa2 Cash flow from operations Capital deployment strategy focuses on creating shareholder value ~20% invested in working capital & capital ex ~40% returned to shareholders via dividends ~40% invested in ongoing business development, acquisitions, share repurchase, and debt repayment Return on net assets * * Computed utilizing Batesville Casket segment data

Hillenbrand, Inc., 2008 guidance * Separation expenses estimated to be $16m to $18m in 2008.

Separation can spur unlocking value Clear industry leader with unrivaled brand and 100-year heritage of innovation Unmatched distribution and manufacturing expertise provides a significant competitive advantage Enduring and strong customer relationships and strategic partnering, such as merchandising, make Batesville more than a product supplier Future industry growth due to the "graying of America" Demonstrated ability to achieve results through the death trough Margin improvement resulting from relentless focus on operational excellence Price realization offsetting declining funeral volumes Strong balance sheet, steady profitable growth and consistent cash flow available for reinvestment in strategic opportunities and capital return to shareholders Attractive investment proposition: recession-resistant industry, discounted relative to death care peers, and above-average dividend payout ratio

Appendix Spin-off mechanics 34

Spin-off mechanics:
Distribution time table

The spin-off process is designed to create the best market efficiency at the time of the ultimate distribution

Illustrative distribution timing

- When-issued trading begins 2 days before the record date
- Two new securities will trade during the when-issued period in addition to Hillenbrand: Hillenbrand Ex-Distribution and Batesville When-Issued

When-issued trading period (Record date through Payable date)

Announcement date	Record date	Payable date	Ex-date
Thursday, May 10, 2007	Monday, March 24, 2008	Monday, March 31, 2008	Tuesday, April 1, 2008
• Spin-off is announced	• No required time interval between record and payable dates • Implications on when-issued time period		• Typically occurs 1 business day following the payable date for spin-offs

Illustrative trading dynamics


When-issued
Regular-way trading
Limited Liquidity
Normalized liquidity
Stock Price ($)
Stock price efficiency develops over time
3/20
3/27
4/3
4/10
4/17
4/24
5/1
5/8
5/15
5/22
5/29
6/5
6/12

Note: Graph is for illustrative purposes only. When-issued and regular way trading will not necessarily follow the pattern in the graph above.

HILLENBRAND, INC.
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© 2008 Hillenbrand, Inc. All rights reserved.

Spin-off mechanics: Trading vehicles during when-issued During the when-issued period, investors have the opportunity to invest in three different securities Hillenbrand today Batesville Casket Hill-Rom Batesville Casket Hill-Rom Batesville Casket Hillenbrand Industries Hillenbrand will continue to trade regular-way during the when-issued period Value of stock is reduced by the equivalent value per share of Batesville Holdings before trading commences on the ex-date, thereby reflecting the spin-off Settlement is regular-way T+3 Hillenbrand Industries ex-distribution Security created by the NYSE to facilitate valuation Trading commences 2 days prior to record date Effectively the perceived value of Hill-Rom (i.e. Hillenbrand post Batesville Holdings spin-off at the ex-date) Trading is suspended at the end of the payment date, at which point Hillenbrand trades on its own (ex-Batesville) Settlement is 4 days post payable date Batesville Holdings/Hillenbrand, Inc., when-issued Security created by the NYSE to facilitate valuation Trading commences 2 days prior to record date Value initially set by market maker based on research reports and order flow from investors Securities are cancelled at the close of the payment date, at which point Hillenbrand, Inc., trades regular-way The closing stock price on the payment date will be used to determine the stock price of Hillenbrand on the ex-date Settlement is 4 days post payable date Hill-Rom Note: Assumes all corporate dealings are in order. In the event that they are not, "due bills" will be used in lieu of the "ex-securities." This typically happens if the record date needs to occur less than 9 days from when the Board notifies the NYSE. Batesville Holdings